UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 2, 2008

CHINA SHUANGJI CEMENT LTD.

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(Exact Name of small business issuer as specified in its charter)

Delaware

000-52440

95-3542340

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(State of Incorporation)

(Commission File No.)

(IRS Employer ID Number)

221 Linglong Road, Zhaoyuan City, Shandong Province

People’s Republic of China, 265400

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(Address of principal executive offices)

(86) 535-8213217

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(Registrant’s telephone number, including area code)

N/A

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the current view about future events and financial performance based on certain assumptions. They include opinions, forecasts, projections, guidance, expectations, beliefs or other statements that are not statements of historical fact. In some cases, forward-looking statements can be identified by words such as “may”, “can”, “will”, “should”, “could”, “expects”, “hopes”, “believes”, “plans”, “anticipates”, “estimates”, “predicts”, “projects”, “potential”, “intends”, “approximates” or the negative or other variation of such terms and other comparable expressions.

The forward-looking statements in this Current Report are only predictions. Actual results could and likely will differ materially from these forward-looking statements for many reasons, including the risks described under “Risk Factors” and elsewhere in this Current Report. No guarantee about future results, performance or achievements can be made. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The safe harbors for forward-looking statements provided by the Private Securities Litigation Reform Act are unavailable to issuers of “penny stock”. Our shares may be considered a penny stock and, as a result, the safe harbors may not be available to us.

EXPLANATORY NOTE

Unless otherwise indicated or the context otherwise requires, all references below in this Current Report on Form 8-K to “we,” “us” and the “Company” are to China Shuangji Cement Ltd., a Delaware corporation, together with its wholly-owned subsidiary, Chine Holdings Inc., a British Virgin Island corporation and its wholly-owned Jili (Zhaoyuan) Investment Consultation Co., Ltd., a Wholly Foreign Owned Entity formed under the laws of the Peoples Republic of China. Specific discussions or comments relating only to China Shuangji Cement Ltd. will reference “China Shuangji”, those relating only to Chine Holdings Inc. will reference “Chine Holdings”, those relating only to Jili (Zhaoyuan) Investment Consultation Co., Ltd. will reference “JZIC”.

Item 2.01

Completion of Acquisition or Disposition of Assets

On December 1, 2007, the Company acquired (the “Acquisition”) Chine Holdings and JZIC from our Chairman and President, Wenji Song. JZIC is Wholly Foreign Owned Entity (“WFOE”) formed under the laws of the Peoples Republic of China (the “PRC”) which is engaged in the business of consultation and management of private companies in China.  It is our purpose at this time to become engaged in business activities that generate revenue and have operations in the PRC and internationally.

Form 10 Disclosure

Item 2.01(f) of Form 8-K states that if the registrant was a “shell” company, such as China Shuangji was immediately before the Agreement, then the registrant must disclose in a Current Report on Form 8-K the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, this Current Report on Form 8-K includes substantially all of the information that would be included in a Form 10. Please note that unless indicated otherwise, the information provided below relates to us after the Agreements. Information relating to periods prior to the date of the Agreements only relates to the party specifically indicated.

The Company

Prior to the Acquisition, China Shuangji (f/k/a Trans-Science Corporation) could be defined as a “shell” company, an entity which is generally described as having no or nominal operations and with no or nominal assets. It is our purpose at this time to become engaged in business activities that generate revenue and have operations in The People’s Republic of China (“PRC”) and internationally.

The Company’s currently proposed general business plan contemplates the Company developing a number of projects (each a “Project”, and collectively, the “Projects”) in the PRC. The Company currently proposes to develop such Projects using for each, one of two business models. In the first model, the Company proposes to consult to and operate the business of private companies in the cement industry in the PRC. In the second model, the Company proposes to attempt to enter into joint ventures with other cement companies in PRC, whereby it is currently contemplated that any such cement company would contribute their assets to a joint venture and the Company will perform (and/or arrange for) all of the development activities and obtain all required funding necessary to develop and enhance the partner’s cement plants.

The Company is organized using an offshore holding structure commonly used by foreign investors with operations in China. The Company is a Delaware corporation which wholly-owns Chine Holdings Ltd., a company incorporated in the British Virgin Islands; which owns Jili (Zhaoyuan) Investment Consultation Co., Ltd. (“JZIC”), a Wholly Foreign-Owned Enterprise (WFOE) established under the laws of the PRC.

Jili (Zhaoyuan) Investment Consultation Co., Ltd. (“JZIC”) was formed on March 9, 2007 and has not yet realized any revenues.

Wenji Song is the controlling shareholder of China Shuangji Cement Holding Ltd. (“CSCH”) which is the significant shareholder of our Company. Wenji Song owns 51.3% of CSCH and CSCH owns 74.26% of our Company.

Our principal executive office is located at 221 Linglong Road, Zhaoyuan City, Shandong Province, China, 265400. Our telephone number is +86 535-8213217 and its facsimile number is +86-535-8231341.

History and Background of the Company

The Company (or the “Issuer”) was organized under the laws of the State of California on September 15, 1980 as Trans-Science Corporation. It provided consulting services on the use of high technology products and processes to the construction industry in general and to the earthquake retrofit industry in particular. On July 14, 2000 the Company was acquired by Composite Solutions, Inc. (“Composite”), a company which at the time was a publicly traded Florida corporation engaged in the business of developing and integrating high technology products and processes for sale to the construction industry.

On October 1, 2004 the Company’s parent, Composite Solutions, Inc., became insolvent and both Composite and its subsidiary, the Issuer, ceased all operations. On October 11, 2004 Composite filed a voluntary petition for bankruptcy under Chapter 7. The case was voluntarily dismissed on November 18, 2004, and on May 5, 2005 Composite filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of California in San Diego (Case No. 05-04045).

On December 4, 2006 the Court confirmed the Plan of Reorganization proposed by Composite. Pursuant to such Plan, as confirmed by the Bankruptcy Court, all creditors of Composite were paid their pro rata share of a pool of cash and their pro rata share of a pool of shares of common stock in Composite.

Also pursuant to such Plan, as confirmed by the Bankruptcy Court, the Issuer was “spun off.”  All creditors of Composite received their pro rata share of a pool of 175,000 shares of common stock in Trans-Science Corporation, while all old shareholders of Composite received their pro rata share of a pool of 25,000 shares of common stock in Trans-Science Corporation. The shares were issued pursuant to section 1145 of the Bankruptcy code and are exempt from the registration requirements of Section 5 of the Securities Act of 1933 and any state or local law requiring registration for an offer or sale of securities. As a result of these issuances, Composite no longer held any shares in the Company. Also pursuant to such Plan as confirmed by the Bankruptcy Court, Trans-Science Corporation acquired the assets of Secondary Immune Systems (“SIS”), a sole proprietorship based in San Diego, California. SIS’s only asset was a U.S. Patent, Number 6539252. Mr. Burris assigned this patent to the Company in exchange for 2,000,000 shares of the Company’s common stock.

On August 17, 2007 (the “Effective Date”), pursuant to an agreement between Trans-Science Corporation, Gopal Sahota, Phillip F. Burris, and Rubelyn de la Cruz (“Agreement”) purchased 2,100,000 shares of Trans-Science Corporation common stock. Pursuant to the terms of the Agreement, Phillip F. Burris, and Rubelyn de la Cruz resigned from the Company’s Board of Directors and Gopal Sahota was appointed to the Board of Directors of the Company. In addition, Gopal Sahota was appointed as the sole officer of Trans-Science Corporation, and Phillip F. Burris, and Rubelyn de la Cruz resigned as President, Secretary, and Treasurer.

On August 20, 2007, the board of directors reassigned U.S. Patent number 6539252 from the Company to Phillip Burris for the sum of one dollar and other good and valuable consideration, receipt of which was hereby acknowledged.

Effective October 31, 2007, the Company consummated a migratory merger from Trans-Science Corporation, a California corporation to China Shuangji Cement, Ltd. (the “Surviving Company”), a Delaware corporation, whereby the Company was merged with and into a newly formed wholly-owned subsidiary, China Shuangji Cement, Ltd.. As a result of the merger: (i) the Surviving Company’s name is China Shuangji Cement, Ltd.; (ii) each share of outstanding common stock of the Company prior to the merger was exchanged for two shares of the Surviving Company thereby indirectly affecting a two for one stock split; (iii) the par value of the Surviving Company’s common stock is $0.0001 per share; (iv) the Surviving Company is now governed by the laws of the State of Delaware, as a Delaware corporation, and v) the Company’s bylaws, as adopted by the Surviving Company, have been revised to conform to the Delaware General Corporation Law. The merger was effected subsequent to the Company’s stockholders, holding a majority of the Company’s issued and outstanding shares of common stock, voting in favor of the merger at a special meeting of the Company’s stockholders as previously disclosed by the Company in its Definitive Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on October 15, 2007.

Gopal Sahota, the sole executive officer and the sole director of China Shuangji Cement Ltd. resigned as an officer of the Company effective as of November 13, 2007. Following Mr. Sahota’s resignation, the Board of Directors of the Company appointed the following officers effective as of November 13, 2007: Wenji Song as President; Jun Song as Vice-President; Hongcheng Liu as Chief Financial Officer; and Bo Wu as Secretary.

On December 12, 2007, Danziger Hochman Partners LLP was appointed as the independent registered public accounting firm (“Danziger Hochman” or “auditors”) for China Shuangji Cement Ltd.. The firm of Stan J.H. Lee, Certified Public Accountant (“Stan J. H. Lee”), the

Company’s independent registered public accounting firm for the two most recent fiscal years, voluntarily resigned.

Cement Industry in China and Competition

The sustainable development strategy for China's cement industry is part of the social sustainable development strategy. China is one of the main markets for the production and consumption of cement in the world.

Total output hit 1.35 billion tons last year, up 13.5 percent from a year earlier. Sales revenue grew 23.1 percent from 2006 to reach 410.4 billion Yuan (57 billion U.S. dollars), according to the latest figure released by the National Development and Reform Commission (NDRC). NDRC predicts the yearly net profit for 2007 will jump more than 60 percent to 24 billion Yuan thanks to a price rise and the growth in fixed asset investment growth. Cement prices have been rising since in most large and medium-sized cities in China, with the highest price topping 600 Yuan per ton. The wholesale prices of major cement producers rose 10 Yuan in general from 2006.

The total cement consumption in China was 1.19 billion tons in 2006, up 14.4% year-on-year; the cement output maintained the rapid growth to 1.24 billion tons, increasing 15.54% year-on-year, and ranking the first place in the world for 22 successive years.

The fixed assets investment scale of the fundamental construction, technology improvement, real estate etc will maintain the higher level in China during the 11th Five-year Period. The implementation of the construction of Binhai, Development of Western Regions, Revitalizing Old Northeast Industrial Bases, the promotion of West-to-East Gas and South-to-North Water, and the overall startup of fundamental facility construction of Olympics and Shanghai Expo, all of which provide the wider market room for the development of cement. In addition, the central government puts forward to build the new rural areas, which will increase the cement demand as well. All of the above will maintain the continuous prosperity of cement market in the following several years.

China’s cement industry is comprised of many cement enterprises with small-scale production capacity and low industrial centralization. The average production capacity of China’s cement producers was 200,000 tons annually in 2005. NDRC statistics showed that in 2005, many Chinese cement enterprises reported bad performance. The market share of China’s 10 biggest cement producers at the end of 2006 was only 23 percent of the country’s total.

Conch Cement Company Limited, China’s largest cement producer and has seen rapid expansion of its size and scale and dramatic growth in its market share in all regions across the country. Conch Cement sold 63 million tons of cement in 2006. Conch Cement has firmly established its leading position in China’s cement industry. Huaxin Cement Plant sold 22 million tons of cement, to rank second in China.  Jidong Cement sold 20 million tons of cement, the third largest cement company.  The next top seven cement companies range from 4 million to 7.7 million tons of cement production.

According to the Plan of Cement Industry during the 11th Five-Year Plan Period, its estimated that by the year 2010, Chinas will have washed out the backward production capacity of 250 million tons, and the enterprise amount will have declined to about 3500 from the current 5000; the average production scale of enterprises will have increased to 400 thousand tons from the 200 thousand tons in 2005, and the proportion of cement in new dry process production will have exceeded 70%. The adjustment in industry structure will boost the merger and acquisition inside the industry; in addition, the assets reorganization of domestic and foreign cement companies will be more active.

Employees

We are a development stage company and currently have no employees, other than our officers and directors. We intend to hire additional employees on an as needed basis.

Intellectual Property

The Company has no patents, other trademarks, licenses, franchises, concessions or royalty agreements.

The Company’s web site www.shaungjicement.com is copyrighted under PRC law and is a registered domain name owned indirectly by the Company.

Governmental Regulations on our Operations in China

All of our PRC subsidiary companies operate in facilities that are located in China. Accordingly, our PRC subsidiaries’ operations have to conform to the governmental regulations and rules of China.

We are subject to the PRC’s national Environmental Protection Law, which was enacted on December 26, 1989, as well as a number of other national and local laws and regulations regulating air, water, and noise pollution and setting pollutant discharge standards. Violation of such laws and regulations could result in warnings, fines, orders to cease operations, and even criminal penalties, depending on the circumstances of such violation. We believe that all manufacturing operations comply with applicable environmental laws, including those laws relating to air, water, and noise pollution.

We are also subject to various laws and regulations administered by various local governments relating to the operation of our production facilities. We believe that we are in compliance with all governmental laws and regulations related to our products and facilities.

Doing Business in China

Chinese Legal System

The practical effect of the Chinese legal system on the Company’s business operations in China can be viewed from two separate but intertwined considerations. First, as a matter of substantive law, the Foreign Invested Enterprise Laws provide significant protection from government interference. In addition, these laws guarantee the full enjoyment of the benefits of corporate articles and contracts to Foreign Invested Enterprise participants. These laws, however, do impose standards concerning corporate formation and governance, which are not qualitatively different from the general corporation laws of the several provinces. Similarly, the Chinese accounting laws mandate accounting practices, which are not consistent with US Generally Accepted Accounting Principles. The Chinese accounting laws require that an annual “statutory audit” be performed in accordance with Chinese accounting standards and that the books of account of Foreign Invested Enterprises be maintained in accordance with Chinese accounting laws. Article 14 of the People’s Republic of China Wholly Foreign-Owned Enterprise Law requires a Wholly Foreign-Owned Enterprise to submit certain periodic fiscal reports and statements to designated financial and tax authorities. Otherwise there is risk that its business license will be revoked.

Second, while the enforcement of substantive rights may appear less clear than those in the United States, the Foreign Invested Enterprises and Wholly Foreign-Owned Enterprises are Chinese registered companies which enjoy the same status as other Chinese registered companies in business dispute resolution. Because the terms of the Company’s various Articles of Association provide that all business disputes pertaining to Foreign Invested Enterprises will be resolved by the Arbitration Institute of the Stockholm Chamber of Commerce in Stockholm, Sweden applying Chinese substantive law, the Chinese minority partner in the Company’s joint venture companies will not assume any advantageous position regarding such disputes. Any award rendered by this arbitration tribunal is, by the express terms of the various Articles of Association, enforceable in accordance with the “United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards (1958).”  Therefore, as a practical matter, although no assurances can be given, the Chinese legal infrastructure, while different from its United States counterpart, should not present any significant impediment to the operation of Foreign Invested Enterprises.

Economic Reform Issues

Although the Chinese Government owns the majority of productive assets in China, in the past several years the Government has implemented economic reform measures that emphasize decentralization and encourage private economic activity. Because these economic reform measures may be inconsistent or ineffectual, there is no assurance that:

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The Company will be able to capitalize on economic reforms;

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The Chinese Government will continue its pursuit of economic reform policies;

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The economic policies, even if pursued, will be successful;

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Economic policies will not be significantly altered from time to time; and

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Business operations in China will not become subject to the risk of nationalization.

Negative impact on economic reform policies or nationalization could result in a total investment loss in the Company’s common stock.

Since 1979, the Chinese Government has reformed its economic systems. Because many reforms are unprecedented or experimental, they are expected to be refined and readjusted. Other political, economic and social factors, such as political changes, changes in the rates of economic growth, unemployment or inflation, or in the disparities in per capita wealth between regions within China, could lead to further readjustment of the reform measures. This refining and readjustment process may negatively affect the Company’s operations.

Over the last few years, China’s economy has registered a high growth rate. Recently, there have been indications that the rate of inflation has increased. In response, the Chinese Government recently has taken measures to curb the excessively expansive economy. These measures included implementation of a unitary and well-managed floating exchange rate system based on market supply and demand for the exchange rates of RMB, restrictions on the availability of domestic credit, reduction of the purchasing capability of certain of its citizens, and centralization of the approval process for purchases of certain limited foreign products. These austerity measures alone may not succeed in slowing down the economy’s excessive expansion or control inflation, and may result in severe dislocations in the Chinese economy. The Chinese Government may adopt additional measures to further combat inflation, including the establishment of freezes or restraints on certain projects or markets.

To date reforms to China’s economic system have not adversely affected the Company’s operations and are not expected to adversely affect the Company’s operations in the foreseeable future; however, there can be no assurance that reforms to China’s economic system will continue or that the Company will not be adversely affected by changes in China’s political, economic, and social conditions and by changes in policies of the Chinese Government, such as changes in laws and regulations, measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and remittance abroad, reduction in tariff protection and other import restrictions.

Earnings and Distributions of the FIE’s

Wholly Foreign-Owned Enterprise laws provide for and guarantee the distribution of profits to foreign investors in Chinese Foreign Invested Enterprises. Article 19 of the People’s Republic of China Wholly Foreign Owned Enterprise Law provides that a foreign investor may remit abroad profits that are earned by a Foreign Invested Enterprise, as well as other funds remaining after the enterprise is liquidated.

Because our Chinese businesses are controlled foreign corporations, for U.S. federal income tax purposes, we may be required to include in our gross income for U.S. tax purposes:

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Those companies’ “Subpart F” income, which includes certain passive income and income from certain transactions with related persons, whether or not this income is distributed to it; and

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Increases in those companies’ earnings invested in certain U.S. property.

Based on the current and expected income, assets, and operations of Chinese businesses, we believe that it will not have significant U.S. federal income tax consequences under the controlled foreign corporation rules.

Risk Factors

We are subject to a number of risks, including those enumerated below. Any investment in the Company and its shares of capital stock is speculative and involves a high degree of risk. You should carefully consider the following important risks and uncertainties in connection with any investment in our common stock. If the damages threatened by any of the following risks actually occur, our business, financial condition or results of operations, and cash flows would likely suffer significantly. In any of those cases, the value of our capital stock could decline significantly.

Risks Relating to Our Business

We have a limited operating history that you can use to evaluate us, and the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company.

Our company has an offshore holding structure commonly used by foreign investors with operations in China. We have no significant financial resources and no revenues to date. The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company starting a new business enterprise and the highly competitive environment in which we will operate. Since we have a limited operating history, we cannot assure you that our business will be profitable or that we will ever generate sufficient revenues to meet our expenses and support our anticipated activities.

We may experience risks resulting from our plans for expansion.

We may acquire companies in the future as part of our business plan. Entering into an acquisition entails many risks, any of which could harm our business, include: (a) diversion of management’s attention from other business concerns; (b) failure to integrate the acquired company with our existing businesses; (c) additional operating expenses not offset by additional revenue; and (d) dilution of our stock as a result of issuing equity securities.

If we are unable to implement our acquisition strategy, we may be less successful in the future. A key component of our growth strategy is to acquire additional cement factories and, if our acquisition of cement factories proves successful, our acquisition strategy may expand to include future acquisitions of cement businesses. While there are many such companies, we may not always be able to identify and acquire companies meeting our acquisition criteria on terms acceptable to us. Additionally, financing to complete significant acquisitions may not always be available on satisfactory terms. Further, our acquisition strategy presents a number of special risks to us that we would not otherwise contend with absent such strategy, including possible adverse effects on our earnings after each acquisition, diversion of management’s attention from our core business due to the special attention that a particular acquisition may require, failure to retain key acquired personnel and risks associated with unanticipated events or liabilities arising after each acquisition, some or all of which could have a material adverse effect on our business, financial condition and results of operations.

We have no clients and we cannot guarantee we will ever have any. Even if we obtain clients, there is no assurance that we will make a profit.

We have no clients and we cannot guarantee we ever will have any. If we are unable to attract enough clients, we will have to suspend or cease operations.

Because we are small and do not have much capital, we must limit marketing our services to potential clients. As a result, we may not be able to attract enough clients to operate profitably. If we do not make a profit, we may have to suspend or cease operations.

Because we are small and do not have much capital, we must limit marketing to potential clients. Because we will be limiting our marketing activities, we may not be able to attract enough clients to buy our services to operate profitably. If we cannot operate profitably, we may have to suspend or cease operations.

We depend on our senior management team and the loss of any member could adversely affect our operations.

The Company is highly dependent on the services of Wenji Song and the loss of his services would have a material adverse effect on the operations of the Company and a material adverse effect on the Company. Mr. Song has been primarily responsible for the development of ZJIC and the development and marketing of its products. None of the executive officers of our Company, including Wenji Song, currently have any formal employment agreements. None of our companies have applied for key-man life insurance on the lives of these executives.

We do not carry insurance coverage, any material loss to our properties or assets will have a material adverse effect on our financial condition and operations.

We and our subsidiaries and operating company are not insured in amounts that adequately cover the risks of our business operations. As a result, any material loss or damage to our direct or indirect, properties or other assets, or personal injuries arising from our direct or indirect business operations would have a material adverse affect on our financial condition and operations. Neither we, our subsidiaries nor our operating company, carries officer and director liability insurance. This may cause us to experience difficulties in convincing qualified persons to fill such positions.

Risks Relating to Doing Business in China

If the PRC enacts regulations which forbid or restrict foreign investment, our ability to grow may be severely impaired.

We intend to expand our business in areas relating to our present business, initially focusing on equipment used for wind power generation. We may also expand by seeking to develop equipment for other industries or by making acquisitions of companies in related industries. Many of the rules and regulations that we would face are not explicitly communicated, and we may be subject to rules that would affect our ability to grow, either internally or through acquisition of other Chinese or foreign companies. There are also substantial uncertainties regarding the proper interpretation of current laws and regulations of the PRC. New laws or regulations that forbid foreign investment could severely impair our businesses and prospects. Additionally, if the relevant authorities find us in violation of PRC laws or regulations, they would have broad discretion in dealing with such a violation, including, without limitation:

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levying fines;

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revoking our business and other licenses and;

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requiring that we restructure our ownership or operations

Any deterioration of political relations between the United States and the PRC could impair our operations.

The relationship between the United States and the PRC is subject to sudden fluctuation and periodic tension. Changes in political conditions in the PRC and changes in the state of Sino-U.S. relations are difficult to predict and could adversely affect our operations or cause potential acquisition candidates or their goods and services to become less attractive. Such a change could lead to a decline in our profitability. Any weakening of relations between the United States and the PRC could have a material adverse effect on our operations, particularly in our efforts to raise capital to expand our other business activities.

Our operations and assets in the PRC are subject to significant political and economic uncertainties.

Government policies are subject to rapid change and the government of the PRC may adopt policies which have the effect of hindering private economic activity and greater economic decentralization. There is no assurance that the government of the PRC will not significantly alter its policies from time to time without notice in a manner with reduces or eliminates any benefits from its present policies of economic reform. The government of the PRC also exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency and providing preferential treatment to particular industries or companies. Uncertainties may arise with changing of governmental policies and measures. In addition, changes in laws and regulations, or their interpretation, or the imposition of confiscatory taxation, restrictions on currency conversion, imports and sources of supply, devaluations of currency, the nationalization or other expropriation of private enterprises, as well as adverse changes in the political, economic or social conditions in the PRC, could have a material adverse effect on our business, results of operations and financial condition.

Price controls may affect both our revenues and net income.

The laws of the PRC provide for the government to fix and adjust prices. Although we are not presently subject to price controls in connection with the sale of our products, it is possible that price controls may be imposed in the future. To the extent that we are subject to price control, our revenue, gross profit, gross margin and net income will be affected since the revenue we derive from our sales will be limited and, unless there is also price control on the products that we purchase from our suppliers, we may face no limitation on our costs. Further, if price controls affect both our revenue and our costs, our ability to be profitable and the extent of our profitability will be effectively subject to determination by the applicable regulatory authorities in the PRC.

Because our officers and some of our directors reside outside of the United States, it may be difficult for you to enforce your rights against them or enforce United States court judgments against them in the PRC.

Most of our directors and all of our executive officers reside in the PRC and substantially all of our assets are located in the PRC. It may therefore be difficult for United States investors to enforce their legal rights, to effect service of process upon our directors or officers or to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties of our directors and officers under federal securities laws. Further, it is unclear if extradition treaties now in effect between the United States and the PRC would permit effective enforcement of criminal penalties of the federal securities laws.

We may have limited legal recourse under Chinese law if disputes arise under contracts with third parties.

Almost all of our agreements with our employees and third parties, including our supplier and customers, are governed by the laws of the PRC. The legal system in the PRC is a civil law system based on written statutes. Unlike common law systems, such as we have in the United States, it is a system in which decided legal cases have little precedential value. The government of the PRC has enacted some laws and regulations dealing with matters such as corporate organization and governance, foreign investment, commerce, taxation and trade. However, their experience in implementing, interpreting and enforcing these laws and regulations is limited, and our ability to enforce commercial claims or to resolve commercial disputes is unpredictable. The resolution of these matters may be subject to the exercise of considerable discretion by agencies of the PRC, and forces unrelated to the legal merits of a particular matter or dispute may influence their determination. Any rights we may have to specific performance or to seek an injunction under Chinese law are severely limited, and without a means of recourse by virtue of the Chinese legal system, we may be unable to prevent these situations from occurring. The occurrence of any such events could have a material adverse effect on our business, financial condition and results of operations.

Because we may not be able to obtain business insurance in the PRC, we may not be protected from risks that are customarily covered by insurance in the United States.

Business insurance is not readily available in the PRC. To the extent that we suffer a loss of a type which would normally be covered by insurance in the United States, such as product liability and general liability insurance, we would incur significant expenses in both defending any action and in paying any claims that result from a settlement or judgment.

Failure to comply with the United States Foreign Corrupt Practices Act could subject us to penalties and other adverse consequences.

We are subject to the United States Foreign Corrupt Practices Act, which generally prohibits United States companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. Foreign companies, including some that may compete with us, are not subject to these prohibitions. Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices occur from time-to-time in the PRC. We can make no assurance, however, that our employees or other agents will not engage in such conduct for which we might be held responsible. If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties and other consequences that may have a material adverse effect on our business, financial condition and results of operations.

If the United States imposes trade sanctions on the PRC due to its currency, export or other policies, our ability to succeed in the international markets may be diminished.

The PRC currently “pegs” its currency to a basket of currencies, including United States dollar. This means that each unit of Chinese currency has a set ratio for which it may be exchanged for United States currency, as opposed to having a floating value like other countries’ currencies. This policy is currently under review by policy makers in the United States. Trade groups in the United States have blamed the cheap value of the Chinese currency for causing job losses in American factories, giving exporters an unfair advantage and making its imports expensive. There is increasing pressure for the PRC to change its currency policies to provide for its currency to float freely on international markets. As a result, Congress may consider enacting legislation which could result in the imposition of quotas and tariffs. If the PRC changes its existing currency policies or if the United States or other countries enact laws to penalize the PRC for its existing currency policies, our business may be adversely affected, even though we do not sell outside of the PRC. Further, we cannot predict what action the PRC may take in the event that the United States imposes tariffs, quotas or other sanctions on Chinese products. Even though we do not sell products into the United States market, it is possible that such action by the PRC may nonetheless affect both our business, since we are a United States company, and the market for our stock, although we cannot predict the nature or extent thereof. Any government action which has the effect of inhibiting foreign investment could hurt our ability to raise funds that we need for our operations. The devaluation of the currency of the PRC against the United States dollar would have adverse effects on our financial performance and asset values when measured in terms of the United Stated dollar.

Exchange controls that exist in the PRC may limit our ability to utilize our cash flow effectively.

We are subject to the PRC’s rules and regulations affecting currency conversion. Any restrictions on currency exchanges may limit our ability to use our cash flow for the distribution of dividends to our stockholders or to fund operations we may have outside of the PRC. Conversion of RMB for capital account items, including direct investment and loans, is subject to governmental approval in the PRC, and companies are required to open and maintain separate foreign exchange accounts for capital account items. We cannot be certain that the regulatory authorities of the PRC will not impose more stringent restrictions on the convertibility of the RMB, known as RMB, especially with respect to foreign exchange transactions.

Fluctuations in the exchange rate could have a material adverse effect upon our business.

We conduct our business in the RMB. To the extent our future revenue are denominated in currencies other the United States dollars, we would be subject to increased risks relating to foreign currency exchange rate fluctuations which could have a material adverse affect on our financial condition and operating results since our operating results are reported in United States dollars and significant changes in the exchange rate could materially impact our reported earnings. The change in value of the RMB against the U.S. dollar and other currencies is affected by, among other things, changes in China’s political and economic conditions. On July 21, 2005, the Chinese government changed its decade-old policy of pegging the value of the RMB to the U.S. dollar. Under the new policy, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. This change in policy has resulted in appreciation of RMB against U.S. dollar. While the international reaction to the RMB revaluation has generally been positive, there remains significant international pressure on the Chinese government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the RMB against the U.S. dollar. As a portion of our costs and expenses is denominated in RMB, the revaluation in July 2005 and potential future revaluation has and could further increase our costs. In addition, as we rely entirely on dividends paid to us by our operating subsidiaries, any significant revaluation of the RMB may have a material adverse effect on our revenues and financial condition, and the value of, and any of our dividends payable on our ordinary shares in foreign currency terms. For example, to the extent that we need to convert U.S. dollars we receive from this offering into RMB for our operations, appreciation of the RMB against the U.S. dollar would have an adverse effect on the RMB amount we receive from the conversion. Conversely, if we decide to convert our RMB into U.S. dollars for the purpose of making payments for dividends on our ordinary shares or for other business purposes, appreciation of the U.S. dollar against the RMB would have a negative effect on the U.S. dollar amount available to us.

A downturn in the economy of the PRC may slow our growth and profitability.

The growth of the Chinese economy has been uneven across geographic regions and economic sectors. There can be no assurance that growth of the Chinese economy will be steady or that any downturn will not have a negative effect on our business especially if it results in either a decreased use of products such as ours or in pressure on us to lower our prices. The

Chinese economy has been transitioning from a planned economy to a more market-oriented economy. Although in recent years the Chinese government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets and the establishment of sound corporate governance in business enterprises, a substantial portion of the productive assets in China is still owned by the Chinese government. The continued control of these assets and other aspects of the national economy by the Chinese government could materially and adversely affect our business. The Chinese government also exercises significant control over Chinese economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Efforts by the Chinese government to slow the pace of growth of the Chinese economy could result in decreased capital expenditure by users of cement, which in turn could reduce demand for our products.

Any adverse change in the economic conditions or government policies in China could have a material adverse effect on the overall economic growth and the level of renewable energy investments and expenditures in China, which in turn could lead to a reduction in demand for our products and consequently have a material adverse effect on our businesses.

If certain tax exemptions within the PRC regarding withholding taxes are removed, we may be required to deduct corporate withholding taxes from any dividends we may pay in the future.

Under the PRC’s current tax laws, regulations and rulings, companies are exempt from paying withholding taxes with respect dividends paid to stockholders outside of the PRC. However, if the foregoing exemption is removed, we may be required to deduct certain amounts from any dividends we pay to our stockholders.

We may be treated as a resident enterprise for Chinese tax purposes after the new enterprise income tax law becomes effective on January 1, 2008, which may subject us to Chinese income tax for any dividends we receive from our subsidiaries.

Under the new enterprise income tax law, enterprises organized under the laws of jurisdictions outside China with their de facto management bodies located within China may be considered Chinese resident enterprises and therefore subject to Chinese enterprise income tax at the rate of 25% on their worldwide income. The new tax law, however, does not define the term de facto management bodies. If the Chinese tax authorities determine that we are a Chinese resident enterprise after the effective date of the new tax law, we will be subject to the Chinese income tax at the rate of 25% on our worldwide income, which will include any dividend income we receive from our Chinese subsidiaries. If we are required under the new tax law to pay income tax for any dividends we receive from our Chinese subsidiaries, our results of operations and the amount of dividends we may pay to our shareholders would be materially and adversely affected.

Uncertainties with respect to the Chinese legal system could have a material adverse effect on us.

We conduct substantially all of our business through our subsidiary, Chine Holdings and its subsidiary, JZIC, which is established in China. JZIC is generally subject to laws and regulations applicable to foreign investment in China and, in particular, laws applicable to wholly foreign-owned enterprises. China’s legal system is based on written statutes. Prior court decisions may be cited for reference but have limited precedential value. Laws and regulations relating to foreign investments in China are relatively new, and China’s legal system continues to rapidly evolve, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit legal protections available to us. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

PRC foreign exchange control may limit our ability to utilize our cash effectively and affect our ability to receive dividends and other payments from our PRC subsidiaries.

Our PRC subsidiaries, which are foreign investment entities (“FIEs”), are subject to the PRC rules and regulations on currency conversion. In the PRC, the State Administration of Foreign Exchange (“SAFE”) regulates the conversion of the RMB into foreign currencies. Currently, foreign investment enterprises (including wholly foreign-owned enterprises) are required to apply to the SAFE for “Foreign Exchange Registration Certificates for FIEs”. With such registration certification (which have to be renewed annually), FIEs are allowed to open foreign currency accounts including the “current account” and “capital account”. Currently, transactions within the scope of the “current account” (for example, remittance of foreign currencies for payment of dividends) can be effected without requiring the approval of the SAFE. However, conversion of currency in the “capital account” (for example, for capital items such as direct investments, loans and securities) still requires the approval of the SAFE. JZIC has obtained the “Foreign Exchange Registration Certificates for FIEs”, which is subject to annual review. There is no assurance that the PRC regulatory authorities will not impose restrictions on the convertibility of the RMB for FIEs. As such, any future restrictions on currency exchanges may limit our ability to utilize funds generated in the PRC to fund any potential business activities outside the PRC or to distribute dividends to our shareholders.

We face risks related to health epidemics and other outbreaks.

Our business could be adversely affected by the effects of avian flu, SARS or another epidemic or outbreak. China reported a number of cases of SARS in April 2004. In 2005, there were reports on the occurrences of avian flu in various parts of China, including a few confirmed human cases. Any prolonged recurrence of avian flu, SARS or other adverse public health developments in China may have a material adverse effect on our business operations. These could include our ability to travel or ship our products outside of China, as well as temporary closure of our manufacturing facilities. Such closures or travel or shipment restrictions would severely disrupt our business operations and adversely affect our results of operations. We have not adopted any written preventive measures or contingency plans to combat any future outbreak of avian flu, SARS or any other epidemic.

Risks Related to Our Stock

The OTC Bulletin Board is a quotation system, not an issuer listing service, market or exchange. Therefore, buying and selling stock on the OTC Bulletin Board is not as efficient as buying and selling stock through an exchange. As a result, it may be difficult for you to sell your common stock or you may not be able to sell your common stock for an optimum trading price.

The OTC Bulletin Board is a regulated quotation service that displays real-time quotes, last sale prices and volume limitations in over-the-counter securities.

Because trades and quotations on the OTC Bulletin Board involve a manual process, the market information for such securities cannot be guaranteed. In addition, quote information, or even firm quotes, may not be available. The manual execution process may delay order processing and intervening price fluctuations may result in the failure of a limit order to execute or the execution of a market order at a significantly different price. Execution of trades, execution reporting and the delivery of legal trade confirmations may be delayed significantly. Consequently, one may not be able to sell shares of our common stock at the optimum trading prices.

When fewer shares of a security are being traded on the OTC Bulletin Board, volatility of prices may increase and price movement may outpace the ability to deliver accurate quote information. Lower trading volumes in a security may result in a lower likelihood of an individual’s orders being executed, and current prices may differ significantly from the price one was quoted by the OTC Bulletin Board at the time of the order entry.

Orders for OTC Bulletin Board securities may be canceled or edited like orders for other securities. All requests to change or cancel an order must be submitted to, received and processed by the OTC Bulletin Board. Due to the manual order processing involved in handling OTC Bulletin Board trades, order processing and reporting may be delayed, and an individual may not be able to cancel or edit his order. Consequently, one may not able to sell shares of common stock at the optimum trading prices.

The dealer’s spread (the difference between the bid and ask prices) may be large and may result in substantial losses to the seller of securities on the OTC Bulletin Board if the common stock or other security must be sold immediately. Further, purchasers of securities may incur an immediate “paper” loss due to the price spread. Moreover, dealers trading on the OTC Bulletin Board may not have a bid price for securities bought and sold through the OTC Bulletin Board. Due to the foregoing, demand for securities that are traded through the OTC Bulletin Board may be decreased or eliminated.

We are subject to the penny stock rules and these rules may adversely affect trading in our common stock.

Our common stock is a “low-priced” security under rules promulgated under the Securities Exchange Act of 1934. In accordance with these rules, broker-dealers participating in transactions in low-priced securities must first deliver a risk disclosure document which describes the risks associated with such stocks, the broker-dealer’s duties in selling the stock, the customer’s rights and remedies and certain market and other information. Furthermore, the broker-dealer must make a suitability determination approving the customer for low-priced stock transactions based on the customer’s financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing to the customer, obtain specific written consent from the customer, and provide monthly account statements to the customer. The effect of these restrictions probably decreases the willingness of broker-dealers to make a market in our common stock, decreases liquidity of our common stock and increases transaction costs for sales and purchases of our common stock as compared to other securities.

Our stock price may be volatile, which may result in losses to our stockholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies quoted on the Over-The-Counter Bulletin Board, the stock market in which shares of our common stock will be quoted, generally have been very volatile and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many of the following factors, some of which are beyond our control:

•

variations in our operating results;

•

announcements of technological innovations, new services or product lines by us or our competitors;

•

changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;

•

changes in operating and stock price performance of other companies in our industry;

•

additions or departures of key personnel; and

•

future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock. In particular, following initial public offerings, the market prices for stocks of companies often reach levels that bear no established relationship to the operating performance of these companies. These market prices are generally not sustainable and could vary widely. In the past, following periods of volatility in the market price of a public company’s securities, securities class action litigation has often been initiated.

We will incur increased costs and compliance risks as a result of becoming a public company.

As a public company, we will incur significant legal, accounting and other expenses that JZIC and Zhaoyuan Shuangji did not incur as private companies prior to the Agreements. We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including certain requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and the National Association of Securities Dealers (“NASD”). We expect these rules and regulations, in particular Section 404 of the Sarbanes-Oxley Act of 2002, to significantly increase our legal and financial compliance costs and to make some activities more time-consuming and costly. Like many smaller public companies, we face a significant impact from required compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Section 404 requires management of public companies to evaluate the effectiveness of internal control over financial reporting and the independent auditors to attest to the effectiveness of such internal controls and the evaluation performed by management. The SEC has adopted rules implementing Section 404 for public companies as well as disclosure requirements. The Public Company Accounting Oversight Board, or PCAOB, has adopted documentation and attestation standards that the independent auditors must follow in conducting its attestation under Section 404. We are currently preparing for compliance with Section 404; however, there can be no assurance that we will be able to effectively meet all of the requirements of Section 404 as currently known to us in the currently mandated timeframe. Any failure to implement effectively new or improved internal controls, or to resolve difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet reporting obligations or result in management being required to give a qualified assessment of our internal controls over financial reporting or our independent auditors providing an adverse opinion regarding management’s assessment. Any such result could cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

If we fail to maintain the adequacy of our internal controls, our ability to provide accurate financial statements and comply with the requirements of the Sarbanes-Oxley Act of 2002 could be impaired, which could cause our stock price to decrease substantially.

Since, prior to the Acquisition, ZJIC operated as a private company without public reporting obligations, ZJIC has committed limited personnel and resources to the development of the external reporting and compliance obligations that would be required of a public company. Recently, we have taken measures to address and improve our financial reporting and compliance capabilities and we are in the process of instituting changes to satisfy our obligations in connection with joining a public company, when and as such requirements become applicable to us. Prior to taking these measures, we did not believe we had the resources and capabilities to do so. We plan to obtain additional financial and accounting resources to support and enhance our ability to meet the requirements of being a public company. We will need to continue to improve our financial and managerial controls, reporting systems and procedures, and documentation thereof. If our financial and managerial controls, reporting systems or procedures fail, we may not be able to provide accurate financial statements on a timely basis or comply with the Sarbanes-Oxley Act of 2002 as it applies to us. Any failure of our internal controls or our ability to provide accurate financial statements could cause the trading price of our common stock to decrease substantially.

Our principal stockholders have the ability to exert significant control in matters requiring stockholder vote and could delay, deter or prevent a change in control of our company.

Wenji Song, our President and chairman of our Board of Directors, owns 51.3% of CSCH. CSCH owns approximately 74.26% of the Company and will be able to control the election of directors and other matters presented for a vote of stockholders. In addition, Delaware corporate law provides that certain actions may be taken by written consent action of the stockholders holding a majority of the outstanding shares. In the event that the requisite approval of stockholders is obtained, dissenting or non-participating stockholders generally would be bound by such vote. Through their concentration of voting power, Wenji Song and CSCH could delay, deter or prevent a change in control of our company or other business combinations that might otherwise be beneficial to our other stockholders. In deciding how to vote on such matters, Wenji Song and Wenji Song and CSCH may be influenced by interests that conflict with yours, including without limitation their direct equity ownership and control of Zhaoyuan Shuangji, the entity that the Company is contractually dependent upon for all its revenue. You should not buy our common stock unless you are willing to entrust all aspects of operational control to the Company’s current Chinese based management team.

Stockholders, who are also officers and directors, have significant control over the company and may have conflicts of interest with the company.

Wenji Song and CSCH may have, or may develop in the future, conflicts of interest with us. Because these individuals are residents of and reside in China, it may be very difficult for our minority shareholders to enforce any legal rights they may otherwise have under the laws of the State of Delaware or the federal laws of the United States related to our management team and their fiduciary duties.

We do not intend to pay dividends in the foreseeable future.

We do not intend to pay any dividends in the foreseeable future. We do not plan on making any cash distributions in the manner of a dividend or otherwise.

We have the right to issue additional common stock and preferred stock without the consent of shareholders. This would have the effect of diluting your ownership in the company and could decrease the value of your stock.

There are additional authorized but unissued shares of our Common Stock that may be later issued by our management for any purpose without the consent or vote of the stockholders that would dilute a stockholder’s percentage ownership of the company.

In addition, our articles of incorporation authorize the issuance of shares of preferred stock, the rights, preferences, designations and limitations of which may be set by the board of directors. While no preferred stock is currently outstanding or subject to be issued, the articles of incorporation have authorized issuance of up to 100,000,000 shares of preferred stock in the discretion of the board of directors. Such preferred stock may be issued upon filing of amended Certificate of Incorporation and the payment of required fees; no further shareholder action is required. If issued, the rights, preferences, designations and limitations of such preferred stock would be set by the board of directors and could operate to the disadvantage of the outstanding Common Stock. Such terms could include, among others, preferences as to dividends and distributions on liquidation.

Management Discussion and Analysis or Plan of Operations

The following discussion contains forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding future events, our plans and expectations and financial projections. Our actual results could differ materially from those discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, those discussed elsewhere in this 8-K. See “RISK FACTORS.”  Unless otherwise specified, all dollar amounts are in U.S. dollars.

Plan of Operation

The Company has begun focusing on activities that generate revenue and has operations in the People’s Republic of China (“PRC”) and elsewhere internationally through our subsidiaries.  The Company contemplates on developing a number of projects (each a “Project”, and collectively, the “Projects”) in the PRC.  The Company currently proposes to develop such Projects using for each, one of two business models.  In the first model, the Company proposes to consult to and operate businesses in the cement industry located in the PRC.  In the second model, the Company proposes to attempt to enter into joint ventures with other PRC companies, whereby it is currently contemplated that any such cement company would contribute their assets to a joint venture and the Company will perform (and/or arrange for) all of the development activities and obtain all required funding necessary to develop and enhance the partner’s current business.

Overall, we anticipate spending an additional $20,000 on professional fees, general administrative costs and expenditures associated with complying with reporting obligations. Total expenditures over the next 12 months are therefore expected to be $20,000.

We anticipate that additional funding will be required in the form of equity financing from the sale of our common stock. However, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our marketing plan and operations. We believe that debt financing will not be an alternative for funding the marketing plan. We do not have any arrangements in place for any future equity financing.

Results of Operations Three Months Ended March 31, 2008

We did not earn any revenues during the period three months ending March 31, 2008. During the three month period ended March 31, 2008, we incurred operating expenses in the amount of $4,340. These operating expenses were comprised of legal fees of $3,954 and transfer agent fees of $386.

As at March 31, 2008, we had total assets of $30,014 and total liabilities of $38,754.

During the three months ended March 31, 2008, China Shuangji Cement Holding Ltd. loaned $30,000 to the Company.  The loan is non-interest bearing, unsecured, and has no repayment terms.

We have not generated any revenue since inception and are dependent upon obtaining financing to pursue marketing and distribution activities. For these reasons, our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

Critical Accounting Policies

Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. Preparing financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the balance sheet dates, and the recognition of revenues and expenses for the reporting periods. These estimates and assumptions are affected by management's application of accounting policies.

Revenue Recognition

The Company recognizes revenue in accordance with Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"), as modified by SEC Staff Accounting Bulletin No.104. Under SAB 101, revenue is recognized at the point of passage to the customer of title and risk of loss, there is persuasive evidence of an arrangement, the sales price is determinable, and collection of the resulting receivable is reasonably assured.  The Company did not generate revenue during the years ended December 31, 2007 and 2006.

Contractual Obligations

We have no contractual obligations to make future payments as of May 31, 2008.

We did not have any long-term debt obligations, operating lease obligations, purchase obligations or other long-term liabilities as of May 31, 2008.

Off-Balance Sheet Commitments and Arrangements

We have not entered into any financial guarantees or other commitments to guarantee the payment obligations of any third parties. In addition, we have not entered into any derivative contracts that are indexed to our own shares and classified as shareholder’s equity, or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. Moreover, we do not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

Inflation

Inflation in China has not materially impacted our results of operations in recent years. According to the National Bureau of Statistics of China, the change of consumer price index in China was 3.9%, 1.8% and 1.5% in 2004, 2005 and 2006, respectively.

Critical Accounting Policies & Recent Accounting Pronouncements

Please see Note 2 in the Audited Financial Statements.

Controls and Procedures

Evaluation of Disclosure Controls

We evaluated the effectiveness of our disclosure controls and procedures as of April 30, 2008. This evaluation was conducted by Wenji Song, our president, and Hongcheng Liu, our principal accounting officer.

Disclosure controls are controls and other procedures that are designed to ensure that information that we are required to disclose in the reports we file pursuant to the Securities Exchange Act of 1934 is recorded, processed, summarized and reported.

Limitations on the Effective of Controls

Our management does not expect that our disclosure controls or our internal controls over financial reporting will prevent all error and fraud. A control system, no matter how well conceived and operated, can provide only reasonable, but no absolute, assurance that the objectives of a control system are met. Further, any control system reflects limitations on resources, and the benefits of a control system must be considered relative to its costs. These limitations also include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people or by management override of a control. A design of a control system is also based upon certain assumptions about potential future conditions; over time, controls may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and may not be detected.

Conclusions

Based upon their evaluation of our controls, they have concluded that, subject to the limitations noted above, the disclosure controls are effective providing reasonable assurance that material information relating to us is made known to management on a timely basis during the period when our reports are being prepared. There were no changes in our internal controls that occurred during the quarter covered by this report that have materially affected, or are reasonably likely to materially affect our internal controls.

Description of Properties

We utilize the office space and equipment of Wenji Song, Chairman and President, at no cost on a month to month basis at 221 Linglong Road, Zhaoyuan City, Shandong, China.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table and text set forth the names and ages of all directors and executive officers of the Company as of June 15, 2008. The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the federal securities laws.

Name	Age	Position(s)	Director/Officer Since
Wenji Song	58	Chairman and President	November 13, 2007
Hongcheng Liu	34	Chief Financial Officer	November 13, 2007
Bo Wu	30	Secretary and Director	November 13, 2007
Jun Song	31	Director	November 13, 2007
Shouheng Yuan	57	Director	November 13, 2007
Linxin Cui	39	Director, Vice President of Sales	November 13, 2007

Biographies of Directors and Executive Officers:

Wenji Song is our Chairman of the Board and CEO. Mr. Song graduated from Shandong Building Materials Institute and obtained the certificate of advanced economy. In 1974, he began working with the Zhaoyuan Shuangji (a PRC corporation) cement factory and in 1978 he held the position of plant factory manager. In 1991, he became director of Zhaoyuan Shuangji and has been the major driving force in its success. He has been awarded the outstanding entrepreneur title many times for the prominent achievement in developing Zhaoyuan Shuangji.

Hongcheng Liu has served as the Chief Financial Officer of Zhaoyuan Shuangji since 1997. Since graduation from Qiqihaer Forestry Institute in 1993, he has been engaged in the financial affairs of Zhaoyuan Shuangji. He is familiar with all aspects of Company’s business including, but not limited to, general accounting, credit control, cost audit, tax refund, invoice, fixed capital, accounts payable and receivable etc. He is primarily responsible for obtaining the AA credit taxpayer and AAA bank credit rating.

Bo Wu has served as Vice President and the Chief Operating Operation of Zhaoyuan Shuangji since 2003. Mr. Wu graduated from Shandong Technological Institute and worked at China Life Insurance Co., Ltd. as Vice President until 2003. He has extensive experience in the production aspect, especially in product quality and raw material supply.

Jun Song has served as a director of Zhaoyuan Shuangji since 2004 and is currently managing projects at the Hainan cement plants. Mr. Song graduated from Qingdao University. Before 2004, he worked in Zhaoyuan Financial Bureau. Mr. Song is the son of the Company’s Chief Executive Officer, Mr. Wenji Song.

Linxin Cui has served as Vice-President of Sales of Zhaoyuan Shuangji. Mr. Cui graduated from the Shandong Building Materials Institute. In 1991, he was appointed the to Zhaoyuan cement plant and in 1995 he was appointed company Vice-Factory Director. In 2001 he was appointed Vice President of the company and since 2002 he oversees the two cement plants in Hainan Province.

Shongheng Yuan has served as a director and Chief Engineer of Zhaoyuan Shuangji. He has worked at the Zhaoyuan Shuangji cement factory since 1976 and in 1988 he has promoted to Chief Director of the chemical lab. From 1989 to 1991, Mr. Shongheng attended Shandong Building Material Institute and after graduation he was promoted Chief Engineer of Zhaoyuan Cement Factory.

The directors named above will serve until the next annual meeting of the Company's stockholders. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between the directors and officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer. The officers will serve at will.

The directors and officers of the Company will devote such time to the Company's affairs on an "as needed" basis. As a result, the actual amount of time which they will devote to the Company's affairs is unknown and is likely to vary substantially from month to month.

None of the officers or directors of the Company are officers, directors or affiliates of any other reporting companies.

To the knowledge of the Company, no present or former director, executive officer or person nominated to become a director or executive of the Company has ever:

1)

Filed a bankruptcy petition by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or with two years prior to that time;

2)

Had any conviction in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3)

Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

4)

Been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Board of Directors Committees and Other Information

All Directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

The Board of Directors currently has no committees. As and when required by law, it will establish Audit Committee and a Compensation Committee. The Audit Committee will oversee the actions taken by our independent auditors and review our internal financial and accounting controls and policies. The Compensation Committee will be responsible for determining salaries, incentives and other forms of compensation for our officers, employees and consultants and will administer our incentive compensation and benefit plans, subject to full board approval.  The Board of Directors currently performs the functions of the Audit Committee and the Compensation Committee.

Director Compensation

Our directors do not receive cash for their services. The Company does not provide additional compensation for committee participation or special assignments of the Board of Directors, but may enter into separate consulting agreements with individual directors at times.

Code of Ethics and Conduct

We currently do not have a Code of Ethics. However, we intend to adopt a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. The Code will be designed to deter wrongdoing and to promote:

•

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC, and in other public communications that we made;

•

Compliance with applicable governing laws, rules and regulations;

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The prompts internal reporting of violations of the Code to the appropriate person or persons; and

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Accountability for adherence to this Code.

This Code will require the highest standard of ethical conduct and fair dealing of its Chief Financial Officers. While, per Sarbanes-Oxley, this policy is intended to only cover the actions of the CFO, we expect that our other officers, directors and employees will also review the Code and abide by its provisions. We believe that our reputation is a valuable asset and must continually be guarded by all associated with us so as to earn the trust, confidence and respect of our suppliers, customers and stockholders.

Our CFO is committed to conducting business in accordance with the highest ethical standards. The CFO must comply with all applicable laws, rules and regulations. Furthermore, the CFO must not commit an illegal or unethical act, or instruct or authorize others to do so.

Executive Compensation

Summary Compensation Table

No compensation was paid the executive officers and directors.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

There were no stock options exercised during year ended December 31, 2007.

Long-Term Incentive Plan (“LTIP”) Awards Table

There were no awards made to any Executive Officer in the last completed fiscal year under any LTIP

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as Directors. The Board of Directors has the authority to fix the compensation of Directors. No amounts have been paid to, or accrued to, directors in such capacity.

Employment Agreements

We do not have any employment agreements in place with our Officers and Directors.

Security Ownership of Certain Beneficial Owners and Management and related Stockholder Matters

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. The percentage ownership is based on 26,932,166 shares of common stock outstanding at June 15, 2008.

The following tables set forth information regarding beneficial ownership of our common stock as of June 15, 2008 (i) by each person who is known to us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.  Unless otherwise specified, the address of each of the persons set forth below is in care of 221 Linglong Road, Zhaoyuan City, Shandong, PRC.

Name of

Shares of

Percent

Title of Class

Beneficial Owner

Common Stock

of Class

Common Stock

China Shuangji Cement Holding Ltd. (1)

20,000,000

 74.26%

Common Stock

Wenji Song (1)

0

0%

Chairman and President

Common Stock

Hongcheng Liu (1)

0

0%

CFO

Common Stock

Bo Wu (1)

0

0%

Director and Secretary

Common Stock

Jun Song (1)

0

0%

Director and CEO

Common Stock

Linxin Cui (1)

0

0%

Director

Common Stock

Shouheng Yuan (1)

0

0%

Director and Vice-President of Sales

Common Stock

Directors and Officers

11,588,000

43.03%

as a Group (7 persons)

(1)

Wenji Song, our Chairman and President, owns beneficially 51.3% of China Shuangji Cement Holding Ltd. In addition Hongcheng Liu, our Chief Financial Officer owns 0.34%, Bo Wu, our Secretary and Director, owns 1.2%, Jun Song, our Director owns 1.7%, Linxin Cui, Director, owns 2.5%, and Shouheng Yuan, our Director and Vice President of Sales, owns 0.9%, respectively of China Shuangji Cement Holding Ltd. All of whom are PRC citizens, and reside in the PRC.

Changes of Control

There are currently no arrangements which would result in a change in control of us.

Certain Relationships and Related Transactions

Wenji Song, our Chairman and President, and Jun Song, our Director and CEO, are father and son, respectively.

On August 20, 2007, the Company assigned U.S. Patent number 6539252 from the Company our director and majority shareholder at the time, Phillip Burris, for the sum of one dollar and other good and valuable consideration, receipt of which was acknowledged. At the time of this transaction, the Company determined that such patent had no remaining value.

On August 29, 2007 Phillip Burris forgave $1,882 of a loan to the Company.

Wenji Song controls China Shuangji Cement Holding Ltd., a corporation incorporated under the laws of the British Virgin Islands.  On October 18, 2007, China Shuangji Cement Holding Ltd. acquired 16,000,000 shares of Common Stock from the Company in consideration for $6,400.  On November 13, 2007, Gopal Sahota, our former director and officer, sold 4,000,000 restricted common shares of the Company from his personal holdings to China Shuangji Cement Holding Ltd. for one dollar and other good and valuable consideration.  China Shuangji Cement Holding Ltd. total share holding of 20,000,000 shares of Common Stock of the Company represents 74.26% of the outstanding capital stock of the Company.  As a result of these transactions, Mr. Song indirectly controls the Company.  Wenji Song, owns beneficially 51.3% of China Shuangji Cement Holding Ltd..  In addition Hongcheng Liu, our Chief Financial Officer owns 0.34%, Bo Wu, our Secretary and Director, owns 1.2%, Jun Song, our Director owns 1.7%, Linxin Cui,

Director, owns 2.5%, and Shouheng Yuan, our Director and Vice President of Sales, owns 0.9%, respectively of China Shuangji Cement Holding Ltd. All of whom are PRC citizens, and reside in the PRC.

On December 1, 2007, a loan by Wenji Song to China Shuangji Cement Ltd., in the amount of $10,600, acquired 100% of the share capital of Chine Holdings Ltd. from China Shuangji Cement Holding Ltd., a company controlled by Wenji Song

During the fiscal 2007, the Chairman and President of the Company, Wenji Song, loaned $12,198 to Company with no interest and payment schedule.  On December 31, 2007, Wenji Song forgave a promissory note of $10,600. The promissory note had been used by the Company to acquire 100% of the share capital of Chine Holdings, Ltd. from the Company’s president.

During the three months ended March 31, 2008, China Shuangji Cement Holding Ltd., the Company’s parent company, loaned $30,000 to the Company.  The loan is non-interest bearing, unsecured, and has no fixed repayment terms.

We have not entered into any transactions with our officers, directors, persons nominated for these positions, beneficial owners of 5% or more of our common stock, or family members of these persons wherein the amount involved in the transaction or a series of similar transactions exceeded $60,000.

Audit Committee

We currently do not have an audit committee. Our Board of Directors has determined that we do not have a financial expert to serve on its audit committee. The Board of Directors has determined that the cost of hiring a financial expert to act as a director of China Shuangji and to be a member of the audit committee outweighs the benefits of having a financial expert on the committee.

Legal Proceedings

The Company is not a party to any pending or to the best of the Company’s knowledge, any threatened legal proceedings. No director, officer or affiliate of the Company, or owner of record of more than five percent (5%) of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

Description of Securities

The Company is governed by the Delaware General Corporation Law and its Certificate of Incorporation and Bylaws. Our authorized capital consists of 100,000,000 shares of common stock, $0.0001 par value, and 100,000,000 shares of preferred stock. Our board of directors, in their sole discretion, may establish par value, divide the shares of preferred stock into series, and fix and determine the dividend rate, designations, preferences, privileges, and ratify the powers, if any, and determine the restrictions and qualifications of any series of preferred stock as established. No shares of preferred stock are currently designated or issued.

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock, $0.0001 par value per share. Each outstanding share of common stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by their holders at meetings of the stockholders.

Holders of the common stock:

•

have equal ratable rights to dividends from funds legally available therefore, if declared by the Board of Directors;

•

are entitled to share ratably in all our assets available for distribution to holders of common stock upon our liquidation, dissolution or winding up;

•

do not have pre-emptive, subscription or conversion rights or redemption or sinking fund provisions; and

•

are entitled to one non-cumulative vote per share on all matters on which stockholders may vote at all meetings of our stockholders.

The holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of outstanding shares voting for the election of directors can elect all of our directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of the our directors.

Preferred Stock

The Company may issue up to 100,000,000 shares of preferred stock, par value $0.0001 per share, from time to time in one or more series. No shares of preferred stock are currently issued. Our Board of Directors, without further approval of the our stockholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights, liquidation preferences and other rights and restrictions relating to any series. The designation of rights, preferences, privileges and restrictions could include preferences as to liquidation, redemption and conversion rights, voting rights, dividends or other preferences, any of which may be dilutive of the interest of the holders of the common stock.

Warrants

No warrants are currently.

Stock Options

No options are currently.

Market for Common Equity and Related Stockholder Matters

Market Information

The Company’s common stock has been traded on the OTCBB under the symbol “TRNC” until October 25, 2007, when the Company changed its ticker symbol to reflect the forward split and name change under the symbol “CNSJ”. Trading in the common stock in the OTCBB market has been limited and sporadic and the quotations set forth below are not necessarily indicative of actual market conditions. Further, all prices reflect inter-dealer prices without retail mark-up, mark-down, or commission and may not necessarily reflect actual transactions:

Period	High Price	Low Price
April 1, 2007 June 30, 2007	n/a	n/a
July 1, 2007 - September 30, 2007	n/a	n/a
October 1, 2007 December 31, 2007	$5.00	$3.00
January 1, 2008 – March 31, 2008	$7.46	$0.48
April 1, 2008 June 30, 2008	$0.65	$0.32

Stockholders

The Company’s common shares are issued in registered form. Signature Stock Transfer in Plano, Texas is the registrar and transfer agent for the Company’s common stock. As of March 31, 2008, there were 26,932,166 shares of the Company’s common stock outstanding and the Company had approximately 137 stockholders of record.

Dividends

The Company has never declared or paid any cash dividends on its common stock and it does not anticipate paying any cash dividends in the foreseeable future. The Company currently intends to retain future earnings, if any, to finance operations and the expansion of its business. Any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be based upon the Company’s financial condition, operating results, capital requirements, plans for expansion, restrictions imposed by any financing arrangements and any other factors that the Board of Directors deems relevant.

Securities Authorized for Issuance under Equity Compensation Plans

There were no securities authorized for issuance under equity compensation plans.

Recent Sales of Unregistered Shares

On October 3, 2007, in a transaction exempt from registration, the Company sold an aggregate of 20,000,000 shares of its Common Stock, no par value, for total consideration of $8,000 to a total of 16 non-affiliated purchasers and 1 affiliated shareholder. No underwriter was involved in the transaction. The Company relied on Section 4(2) of the Securities Act of 1933, as amended (the “Act”) with respect to purchasers resident in the United States and Regulation S promulgated under the Act with respect to foreign.

On October 15, 2007, in a transaction exempt from registration, the Company issued an aggregate of 2,332,166 shares of its Common Stock, no par value, pursuant to the conversion of principal and interest, due under a Convertible Promissory Note issued May 18, 2005 in the principal amount of $9,402 and interest of $2,259. No underwriter was involved in the transaction. The Company relied on Section 4 (2) of the Securities Act of 1933, as amended (the “Act”).

Indemnification of Directors and Officers

Under Section 145 of the General Corporation Law of the State of Delaware, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Our Certificate of Incorporation provides that, pursuant to Delaware law, our directors shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to us and our stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of nonmonetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Our bylaws provide for the indemnification of our directors to the fullest extent permitted by the Delaware General Corporation Law. Our bylaws further provide that our Board of Directors has discretion to indemnify our officers and other employees. We are required to advance, prior to the final disposition of any proceeding, promptly on request, all expenses incurred by any director or executive officer in connection with that proceeding on receipt of an undertaking by or on behalf of that director or executive officer to repay those amounts if it should be determined ultimately that he or she is not entitled to be indemnified under the bylaws or otherwise. We are not, however, required to advance any expenses in connection with any proceeding if a determination is reasonably and promptly made by our Board of Directors by a majority vote of a quorum of disinterested Board members that (i) the party seeking an advance acted in bad faith or deliberately breached his or her duty to us or our stockholders and (ii) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the applicable sections of our bylaws.

We have been advised that in the opinion of the Securities and Exchange Commission, insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We may enter into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

Item 5.06.

Change in Shell Company Status

Reference is made to the disclosure set forth under Item 2.01 of this Report, which disclosure is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Financial Statements – audited financial statements as of December 31, 2007 and 2006, along with unaudited three months ending March 31, 2007 and 2006 are filed with the SEC on April 15, 2008 and May 15, 2008, respectively.

Exhibits - None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA SHUANGJI CEMENT LTD.

By:  /s

Wenji Song

Wenji Song

President

Date: July 2, 2008